9. Prepaid Expenses and Other Current Assets	12 Months Ended
Dec. 31, 2017
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Prepaid Expenses and Other Current Assets

9.	Prepaid Expenses and Other Current Assets

	December 31, 2017	December 31, 2016
Value-added tax recoverable, current	$2,936	$2,980
Deposit and prepayment for acquisitions, net of provision of $16,925 and $16,500, respectively (a)	116	2,207
Other deposit and prepayment, net of provision of $3,536 and $1,445, respectively (b)	3,962	5,533
Receivable from the Group’s executives and employees, net of provision of $6,059 and $6,059, respectively (c)	9,140	9,140
Other receivable, net of provision of $13,635 and $9,639, respectively	3,607	4,827
Others, net of provision of $nil and $426, respectively	–	150
Total prepaid expenses and other current assets	$19,761	$24,837

(a)	Deposit and Prepayment for Acquisitions

Deposit and prepayment for acquisitions as at December 31, 2017 primarily include: i) a deposit of $3,228 (2016: $3,313) paid to acquire 95.68% of the shares in Guo Dian Nai Lun Te Zuo Qi Photovoltaic Power Generation LLC (“Guo Dian”), and provision for doubtful recoveries of $3,228 (2016: $3,025) was made; ii) prepayment of $3,492 (2016: $3,272) made to acquire All-Zip Roofing System Group Co., Ltd., (“All-Zip”), and fully bad debt was provided. During the year ended December 31, 2015, the acquisition for Guo Dian and All-Zip were cancelled as certain closing conditions were not met. The Group has filed legal claims against Guo Dian and All-Zip to collect the prepayment made and made full provision for doubtful recoveries based on its assessment of the estimated recoverable amounts. iii) an amount of $8,032 (2016: $8,334) relating to the acquisition of RE Capital Projects. The prepayment for acquisition of RE Capital Projects included cash of $2,640 and the Group’s common stock amounting to $5,500. In April 2017, the acquisition was terminated and both parties agreed that the common stock would be transferred back to the Group and the cash portion would not be refunded. As of then, the Group totally incurred cost of $8,334 (including the cash portion and share portion). Thus, provision for doubtful recoveries of $7,978 (2016: $7,964) was accrued, and the prepayment for acquisition was written down to the recovered amount of $54 and $370 as of December 31, 2017 and 2016.

(b)	Other Deposit and Prepayment

Other deposit and prepayment primarily include prepayment made to vendors to purchase PV modules, rental deposits and other prepaid expenses.

(c)	Receivable from the Group’s Executives and Employees

Pursuant to the PRC tax regulations, the income derived from the exercise of the share options and RSU (See Note 22 Stock-based Compensation) is subject to individual income tax (“IIT”), which should be withheld by the Group from these executives and employees for payment to the PRC tax authorities. As of December 31, 2017 and 2016, the Group had an outstanding receivable, net of provision, of $9,140 from the executives and employees and the Group had payable to the PRC tax authorities of US$15,199 in relation to the IIT liabilities arising from the exercise of share options and RSU by these executives and employees. During the year ended December 31, 2017 and 2016, the Group recognized a provision for doubtful recoveries of such receivable of $nil and $6,059 up to the estimated recoverable amount based on the market quoted price of the Company’s common share as of December 31, 2016. The provision is included in impairment charges in the consolidated statements of operations.